Exhibit 24-A

                        POWER OF ATTORNEY

     We, the undersigned officers and directors of Sprint Corporation, hereby severally constitute W. T. Esrey, A. B. Krause and J. R. Devlin and each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, for them, and each of them singly, to sign for us and in our names in the capacities indicated below any registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all amendments to said registration statement, in connection with an offering under the Registration Statement on Form S-3 (No. 333-65649) and generally to do all such things in our name and behalf in our capacities as officers and directors to enable Sprint Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to such registration statement filed pursuant to Rule 462(b), and any and all amendments to said registration statement.

     Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities and on the date indicated.

Name                             Title                     Date

                                 Chairman of the  Board )
                                 and Chief Executive    )
                                 Officer                )
                                 (Principal   Executive )
/s/ W. T. Esrey                  Officer)               )
(W. T. Esrey)                                           )
                                                        )
                                 Executive Vice         )
                                 President and Chief    )
                                 Financial Officer      )
                                 (Principal   Financial )
/s/ A. B. Krause                 Officer)               )
(A. B. Krause)                                          )
                                                        )
                                 Senior  Vice President )  April 20, 1999
                                 and Controller         )
                                 (Principal  Accounting )
/s/ J. P. Meyer                  Officer)               )
J. P. Meyer)                                            )
                                                        )
/s/ DuBose Ausley                Director               )
(DuBose Ausley)                                         )
                                                        )
/s/ Warren L. Batts              Director               )
(Warren L. Batts)                                       )


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                                 Director               )
(Michel Bon)                                            )
                                                        )
/s/ Irvine O. Hockaday, Jr.      Director               )
(Irvine O. Hockaday, Jr.)                               )
                                                        )
/s/ Harold S. Hook               Director               )
(Harold S. Hook)                                        )
                                                        )
/s/ Ronald T. LeMay              Director               )  April 20, 1999
(Ronald T. LeMay)                                       )
                                                        )
/s/ Linda Koch Lorimer           Director               )
(Linda Koch Lorimer)                                    )
                                                        )
/s/ Charles E. Rice              Director               )
(Charles E. Rice)                                       )
                                                        )
                                 Director               )
(Ron Sommer)                                            )
                                                        )
/s/ Stewart Turley               Director               )
(Stewart Turley)                                        )